                      SWITCHED RESELLER SERVICES AGREEMENT

This Agreement dated April 10, 1996, is between Phone One, Inc. ("Phone One"), a Florida corporation with its principal offices at 135 West Central Boulevard, Suite 1050, Orlando, Florida 32801, and Group Long Distance, Inc., ("Customer"), a Florida corporation with its principal offices at 1451 W. Cypress Creek Road, Suite 200, Ft. Lauderdale, Florida 33309.

                                    RECITALS

Phone One is in the business of providing long distance telecommunication services to commercial and reselling the same to commercial and residential customers; and

The parties desire to enter into a business arrangement whereby Phone One provides its long distance services to Customer for Customer's resale in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the covenants and obligations contained herein the parties hereto agree as follows:

1.   Service Availability.

     1.1 Commencing on such dates (after the date first set forth above) as may be mutually agreed upon by the parties hereto, Phone One shall make certain telecommunication services (which are defined in Section 2 below and which collectively are called the "Services") available to Customer and/or customers of Customer (such customers of Customer hereinafter referred to as "End-Users"), in those areas where Phone One, in its sole discretion, determines the Services to be available. Phone One shall provide the Services in accordance with the terms and conditions of service set forth in the Phone One Federal Tariff and any applicable state tariffs, which are incorporated herein by reference (the "Terms"), as the Terms may be modified by this Agreement.

     1.2 The Customer understands and agrees that the Services do not include any billing reports that Phone One makes available to its customer base. Phone One and ICI agree to allow Customer to sell Private Label Dial Tone. Frame Relay, Internet and Special Access Services. These services will be covered under separate agreements and made available as soon as ICI can reasonably do so.


                               Initials ____ ____

2.   Service Definitions.

     2.1 "Dedicated Services" consist of switched long distance traffic delivered by Customer to a Phone One Point of Presence ("POP") via dedicated facilities and terminated by Phone One over the Phone One network. If Customer elects to subscribe to the Dedicated Services, Customer shall be subject to the requirements set forth herein, including Section 8.


     2.2 "Switched Services" consist of switched long distance traffic generated by End-Users of Switched Services, are not connected to Phone One or to Customer's carrier identification code. Customer understands and agrees that End-Users, whose telephone lines are presubscribed to Phone One, may be requested to call 1-700-555-4141 to confirm their long distance carrier and that they will hear a recording identifying Phone One as their long distance carrier.

     2.3 "Calling Card Services" consist of calling card traffic, other than Ancillary Services (defined at Subsection 2.6), generated via calling card authorization codes assigned by Phone One to Customer that originates and terminates over the Phone One Network. If Customer elects to subscribe to the Calling Card Services, Customer shall be subject to the requirements set forth herein, including Section 6.

     2.4 "International Services" consist of International traffic generated via the Dedicated, Switched or Calling Card Services.

     2.5 "Directory Assistance Services" consist of directory assistance traffic generated via the Dedicated, Switched and International Services.

     2.6 "Switched 800 Services" consist of inbound 800 traffic generated via 800 telephone numbers assigned by Phone One to Customer that originates and terminates over the Phone One network.

     2.7 "Dedicated 800 Services" consist of inbound 800 traffic generated via 800 telephone numbers assigned by Phone One to Customer that originates on the Phone One network and is terminated by Phone One onto an End-User's dedicated facilities.

     2.8 The Switched 800 and Dedicated 800 Services are collectively referred to as the "Inbound Services". If Customer elects to subscribe to the Inbound Services, Customer shall be subject to the requirements set forth herein, including Section 7.

     2.9 For purposes of the Agreement, "month" shall equal the Phone One billing cycle described in Subsection 4.2.A.


                               Initials ____ ____

3. Operator Services. Operator Services which are made available to End-Users by Phone One shall be billed at standard Phone One charges directly by Phone One either on the bill an End-User receives from its local exchange carrier (the "LEC") or from a Phone One billing agent. Phone One shall not bill Customer for any Operator Services provided to, and calls made by, End-users and any revenues for such services and calls received by Phone One shall be retained solely by Phone One. Operator Services are defined to be calls made via 00, 0- or 0+ calling that require the assistance of an operator to complete, such as, but not limited to, collect calls and bill-to-a-third-number calls. Operator Services specifically exclude operator assisted calling card calls which are deemed to be part of the Ancillary Services. Phone One reserves the right to revise its rates for Operator Services at any time.


4.   Rates and Call Detail Records.

     4.1 Customer shall purchase and pay for Domestic Services at the rates set forth in the attached Exhibit 2, and International Services as set forth in
Exhibit 3. Exhibits 2 and 3 are made a part hereof.

     4.2 Customer shall receive call detail records for usage of the Services ("CDR") on a monthly basis. Within ten business days following the end of the monthly Phone One billing cycle to which Customer's account has been assigned, Phone One shall deposit with an overnight delivery service for delivery to Customer, a magnetic tape containing CDR for the Services in the format set forth on Exhibit 4.2.A attached hereto and made a part hereof (the "CDR Tape"). Each billing cycle represents "monthly" usage (approximately thirty days of usage) of the Services. The CDR Tapes will rate the Services at the standard Phone One rates in effect at the time the Services were provided. Phone One shall provide the initial COR Tape Set Up at no charge. There will be a $50.00 charge for each CDR Tape delivered to Customer. Customer shall pay a one-time CDR Tape set-up charge of $500.00 for each change to the CDR Tape Format after the initial setup.

     4.3 Customer acknowledges and agrees that Phone One billing system inputs and outputs, including without limitation, the CDR and answer supervision, shall be deemed accurate and shall be binding on Customer. Phone One represents that the aforesaid billing system inputs and outputs used for the Services will be substantially the same as those used by Phone One for its other customers utilizing services similar to those provided to Customer hereunder. Customer further agrees that, except with respect to the bedicated Services, it shall not charge End-Users utilizing any of the Services for more minutes of Services usage than is contained in the CDR provided by Phone One to Customer except those differences associated with minimum billing units. Phone One acknowledges that Customers Billing Increments are a minimum 30 seconds and then six second increments.


                               Initials ____ ____

     4.4 Phone One reserves the right to change the rates upon sixty days written notice to Customer. If Customer chooses not to accept the new rates, this agreement will be null and void, provided the customer has given Phone One first right of refusal to match any competing bid. Notice from both parties must be in writing.

5.   Order Processing.

     5.1 Customer shall not be obligated to subscribe to all of the Services being made available by Phone One hereunder. At the time Customer requests subscription to any of the Services, Phone One shall supply Customer with a Subscription Checklist and information sheet that must be completed by Customer prior to implementation of the requested Services (the "Subscription Checklist"). The Subscription Checklist shall require Customer to provide traffic and volume information deemed necessary by Phone One for it to determine estimated usage volumes for the selected Services.


     5.2 Customer shall utilize Facsimile transmission as the media, by which it will transmit to Phone One orders for the issuance of Codes and 800 number. Customer will use a Bulletin Board to turn-up End User ANIs. Phone One and Customer's operations departments will agree on the Bulletin Board Number and procedures to follow regarding the transfer of information between Phone One and Customer.

     The Phone One facsimile number and contact person to be used shall be CIS
Department: 407-425-4760. Phone One may change its facsimile number or contact person upon prior written notice to Customer. If, during any month this option is in use, the number of Codes, 800 Numbers or ANIs ordered by Customer exceed 400, then upon written notice Phone One may, in its sole discretion, require Customer to select other transmission options to be provided at time of notice. Upon receipt of such written notice, Customer shall have thirty days to make such selection. If Customer fails to timely make such election, Phone One shall not be obligated to accept any further orders from Customer until such selection has been made and implemented.

     5.3 At the time Customer orders the assignment of an 800 Number, Customer shall furnish Phone One, via facsimile transmission, with an LOA and a Phone One Resporg.

     5.4 Phone One shall activate use of calling card authorization codes (the "Codes"), 800 telephone numbers (the "800 Numbers") and End-User telephone numbers ("ANIs") presubscribed to Phone One in accordance with the following time frames:

          A. For Codes, within five business days of receipt by Phone One of complete and accurate End-User Information. If the End-User Information submitted by Customer is not complete and accurate, Phone One shall return the same to Customer for correction and resubmission.


                               Initials ____ ____

          B. For 800 Numbers, within fifteen business days of receipt by Phone One of complete and accurate End-User Information. If the End-User Information submitted by Customer is not complete and accurate, Phone One shall return the same to Customer for correction and resubmission.

          C. Customer understands and agrees that activation of End-User ANIs is subject to the End-User Information associated with such ANIs complying with LEC established criteria. Assuming receipt of End-User Information that complies with said LEC established criteria, End-User ANIs shall be activated within ten business days of receipt by Phone One of such End-User Information. If the End-User Information does not comply with said LEC criteria, Phone One shall attempt to correct non-complying End-User Information to the extent Phone One is able based on any additional information that Customer may have submitted to Phone One with respect to the End-User ("Error Correction"). If Phone One is unable to perform Error Correction within a reasonable period of time not to exceed ten business days after receipt of the LEC rejection notice, it shall resubmit the noncomplying End-User Information to Customer for Customer's correction and resubmission.

          D. If 20% or more of the End-User Information for End-User ANIs submitted by Customer in any month fails to comply with the aforesaid LEC criteria1 Phone One shall have the right in its sole discretion to (i) cease providing Error Correction and require Customer to perform this function, and/or
(ii) require Customer to provide a Phone One training session covering compliance with LEC criteria to appropriate Customer personnel. Such training shall be at a location designated by Customer and Customer shall pay Phone One a training fee of $25.00 per hour for the trainer, plus the trainer's travel and ancillary expenses.

     5.5 In the event the volume of End-User ANIs, Codes or 800 Numbers requested to be added to the Phone One network by Customer is such that Phone One determines, in its sole discretion, that a delay in processing such requests is required, Phone One shall have the right to delay such processing for such period of time as Phone One deems necessary in its sole discretion. Any such delays in adding Codes to the network shall not, however, adversely impact Customer for the purpose of determining whether Customer has met its minimum usage requirements under Subsection 6.3 and Phone One agrees to adjust the time frame set forth in said Subsection 6.3 to reflect such delays attributable to Phone One.

6.   Calling Card Requirements.

     6.1 Upon~Customer's submission of a fully completed Subscription Checklist for the Calling Card Services, Phone One shall commence implementing generic Calling Card Services by End-Users.


                               Initials ____ ____

     6.2 After the Program has been implemented, upon receipt of Customer's order and the End-User Information sent via the media pursuant to Subsection 5.2 for the assignment of Codes, Phone One shall assign the Codes to Customer for issuance to End-Users, subject to the following. Customer shall be responsible for all costs associated with the design, production and distribution of all calling cards to be issued to End-Users. Phone One reserves the right in its reasonable discretion to limit the number of Codes it assigns to Customer. Customer acknowledges and agrees that once Phone One assigns the Codes to Customer, the Codes will not be activated and Customer must call Phone One to activate them. Once activated, Customer further agrees that it shall be responsible for (i) all charges associated with the usage of the Codes assigned to Customer hereunder, including without limitation, charges for Call Abuse (defined at Subsection 9.1), and (ii) all claims by third parties, including End Users, associated with the Codes assigned to Customer hereunder, including without limitation, claims regarding Call Abuse, regardless of whether or not Customer issues such Codes to End-Users.

     6.3 During the term of this Agreement, Customer shall not resell the Calling Card Services, the Ancillary Services or the Codes, or make the same available, to resellers or aggregators of long distance services, or to other long distance carriers without prior concurrence from Phone One.


7.   8XX Number Requirements.

     7.1 Upon receipt by Phone One of Customer's order and the End-User Information sent via the media pursuant to Subsection 5.2, for the assignment of 8XX Numbers for use of the Inbound Services, Phone One shall assign the 8XX Numbers to Customer for issuance to End-Users, subject to the following. Customer's order shall include the specific End-User ANI to which an 8XX Number will be translated. Phone One does not guarantee the availability of any particular 8XX Number requested by Customer. Customer agrees that it shall be subject to and shall abide by the terms and conditions set forth in the Phone One 8XX Service Order Form as the same may be modified by Phone One from time to time in its sole discretion. Customer further agrees that is shall be responsible for (i) all charges associated with the usage of the 5Xx Numbers assigned to Customer hereunder, including without limitation, charges for Call Abuse, and (ii) all claims by third parties, including End-Users, associated with the 8XX Numbers assigned to Customer hereunder, including without limitation, claims regarding Call Abuse, regardless of whether or not Customer issues such 8XX Numbers to End-Users.


                               Initials ____ ____

     7.2 If usage of an 8XX Number assigned to Customer impacts the Phone One network in such a manner that the unbillable calls for such 8XX Number in any month are greater than 5% of the billable calls for such 800 Number in that month, Customer shall reduce the percentage to less than 5% within thirty days of written notice from Phone One to do so. If Customer has not made such reduction during such thirty day period, Phone One may upon written notice, in its sole discretion commence charging Customer a non-discountable $0.50 for each unbillable call for each subsequent month in which unbillable calls are greater than 5% of the billable calls.

8.   Dedicated Services Requirements.

     8.1 Prior to Phone One being obligated to provide the Dedicated Services, Customer shall provide Phone One with a three month forecast for its estimated usage of the Dedicated Services setting forth (i) the traffic distribution by NPA for call and (ii) the number of minutes of peak traffic for call termination. Customer shall provide Phone One with a quarterly update of such forecast. Phone One shall supply Customer with appropriate forecasting forms. At its discretion, Phone One may accept a Subscription Checklist in lieu of said forecast.

     8.2 Dedicated service will be provided via T-1 access only. The dedicated pricing is subject to customer utilizing Phone One/ICI access where available. Phone One/ICI will waive the T-1 installation charges subject to a $4,000 minimum monthly usage commitment and a twelve month term per T-1. If the T-1 fails to bill the minimum $4,000, then Phone One will bill Customer for the installation of the T-1.

     8.3 Customer shall be responsible, at its sole expense, for all ordering of, and charges for, dedicated facilities and equipment required to maintain access, interconnection and interface with Phone One equipment and the Phone One network. Technical specifications for such interconnection and interface are set forth in the Terms.

9.   Service Blockage and Cancellation.

     9.1 Upon Customer's request sent via the media pursuant to Subsection 5.2, Phone One shall use reasonable efforts to immediately block or cancel the Services to a specific End-User ANI, Code or 800 Number, but in no event later than twenty-four hours after receipt of said request. Except in instances of its willful misconduct, Phone One shall not be liable to Customer or End-Users for any damages, costs or charges with respect to the failure of Phone One to block or cancel the Services in accordance with Customer's request. Customer shall be solely responsible for and shall hold Phone One harmless from any claims by End-Users and other third parties related to the blocking of, or cancellation of the Services to, and End-User ANI, Code or 800 Number by Phone One at the request of Customer.


                               Initials ____ ____

     9.2 If an 800 Number assigned to Customer is blocked or canceled in accordance with the terms of this Agreement, then after such blockage or cancellation, Phone One shall at Customer's expense re-translate such 800 Number to either, at Customer's option, (i) Customer's customer service telephone number, or (ii) to a Phone One voice mail box ordered by Customer. Phone One shall provide Customer with written notice of the re-translation. Custbmer shall inform Phone One in writing as to which of the above re-translation options Customer selects. If Customer does not make such selection within ten calendar days of the date of said written notice from Phone One, Customer shall be deemed to have selected option (i).

10.  Call Abuse Monitoring.

     10.1 Phone One monitors its network in an attempt to detect unauthorized usage ("Call Abuse") of a telephone number, Code or 800 Number ("Standard Monitoring"). Customer authorizes Phone One to apply Standard Monitoring to End-User ANIs and to Codes and 800 Numbers assigned to Customer. Customer understands and agrees that Phone One shall not be obligated to provide any type of Call Abuse monitoring for the Dedicated Services. If, pursuant to its Standard Monitoring, Phone One determines that Call Abuse is or may be occurring, Phone One shall have the right, but not the obligation, to block usage of the Services from any ANI, Code or 800 Number associated with the suspected Call Abuse. If Phone One elects to block the Services it shall use reasonable efforts to immediately notify Customer of such blockage via facsimile, but in no event later than twenty-four hours after the blockage. Phone One shall remove a blockage or replace a Code within twenty-four hours of Customer's written request. In lieu of blocking the Services, Phone One may at its sole option, contact Customer by facsimile and request Customer to substantiate authorization for the suspected Call Abuse. With twenty-four hours from its receipt of the Phone One facsimile, Customer shall inform Phone One by facsimile as to what action, if any, it wishes Phone One to take regarding such suspected Call Abuse.


     10.2 Except in instances of its willful misconduct, Phone One shall not be liable to Customer or an End-User for damages, costs or charges, including charges for Call Abuse, arising from acts or omissions of Phone One in applying or failing to adhere to its Standard Monitoring practices. Customer shall be solely responsible for and shall hold Phone One harmless from all expenses, charges and costs for usage attributable to End-User ANIs, the Codes and 800 Numbers assigned to Customer, including all charges for Call Abuse.

     10.3 The Phone One facsimile number and contact person to be used for the pumoses set forth in this Section 10 shall be 407-425-4760. Attention: CIS Department. Either party may change its respective facsimile number or contact person upon prior written notice to the other party.


                               Initials ____ ____

11.  Additional Customer Obligations.

     11.1 Customer hereby represents and warrants that (i) it has been assigned a Carrier identification Code by BellCore; and/or (ii) that it is certified to do business and, if required, certified by the proper regulatory agencies to provide interstate, intrastate and international long distance services to End-Users in those states where such services are to be provided by Customer.

     11.2 Customer shall be responsible for obtaining valid authorization from end-user for the change in underlying Interexchange Carrier. Customer shall comply with all Public Service Commission requirements pertaining to such authorizations and shall agree to indemnify and hold harmless Phone One for any and all action which might arise from complaint or action by the PSC for an unauthorized PIC change acceptance of the authorization form is in the sole discretion of Phone One. Such approval will not be unreasonably withheld. Customer shall retain the signed authorizations and promptly make the originals available upon the request of Phone One or an LEC. Customer shall be ultimately responsible for LEC Primary Interexchange Carrier change charges ("PIC Charges") that may be imposed on Phone One as a result of Customer's inability or refusal to provide original End-User LOAs to Phone One or an LEC. My such PIC Charges shall be billed to Customer periodically on a Customer Invoice. Customer understands and agrees that if an End-User presubscribed to Phone One is subject to any PlC Charges that the Phone One name will appear on such End-User's LEC bill as the End-User's long distance carrier.

     11.3 Customer shall be responsible for all customer service functions for the End-Users and shall supply Phone One with a toll-free telephone number to which Phone One can refer End-Users that call Phone One with customer service issues. A list of the phone One network recordings that either identify Phone One as an End-User's carrier or that reference the Phone One customer service telephone number are set forth in Exhibit 11.3 attached hereto and made a part hereof. Customer understands and agrees that Phone One shall not be obligated to change said recordings to identify Customer as the carrier or to reference Customer's customer service telephone number.

     11.4 Customer shall be responsible for and pay all expenses in connection with its business and its performance of this Agreement. To the extent Customer makes any statements or representations to third parties (including End-Users) with regard to Phone One the Services, or the terms of this Agreement, such statements or representations shall be true, accurate and not misleading and shall conform to and be consistent with the terms of this Agreement.


                               Initials ____ ____

12.  Payment Terms and Obligations.

     12.1 Customer shall pay Phone One monthly for the Services in accordance with the following.

     12.2 Customer agrees to pay Phone One within sixty calendar days of receipt of the Mag Tape. In the event Customer fails to fully pay any Customer Invoice within the applicable sixty calendar day period, Customer shall be in breach hereunder.

     12.3 Customer acknowledges and agrees that time is of the essence with respect to the payment of Customer Invoices and that it shall have no opportunity to cure any failure by it to timely and fully pay any Customer Invoice. Customer further acknowledges and agrees to the following with respect to termination of this Agreement by Phone One for Customer's non-payment:

          A. That Customer shall not seek legal or equitable remedies, including without limitation, injunctive relief, that would require Phone One to continue providing the Services to Customer and/or End-Users while the Customer Invoices remain unpaid.

          B. That upon termination of this Agreement, Phone One has the right to cancel or block the Services to End-Users; that such cancellation or blockage may have an adverse impact on an End-User's business; and that Customer shall be solely responsible for all claims asserted by End-Users or other third parties associated with such blocking or cancellation of the Services by Phone One.

          C. That cancellation or blockage of the Services to Customer and/or End-Users will have a negative impact on Customer's business for which Phone One shall have no liability.

     12.4 This agreement is subject to review and acceptance by the Phone One/ICI Credit Department.

     12.5 At the sole discretion of Phone One, the customer shall be responsible for payment of, or reimbursement to Phone One (if or when, same applies to Phone
One) of Universal Service Fund and Lifeline Assistance Charges (monthly presubscribed line charges) as set forth in the National Exchange Carrier Association (NECA) Tariff FCC #5, sections 8:5.1, 8.5.2 and 17.1.4 (A) & (B), as the same may be amended from time to time, or any successor tariffs or sections. Said charges shall be included on Customer Invoices and shall be calculated based on the number of End-User ANIs presubscribed to Phone One.



                               Initials ____ ____

                                    EXHIBIT 1

                     PHONE ONE, INC and GROUP LONG DISTANCE
                                 April 10, 1996

                           MONTHLY MINIMUM COMMITMENT


The shortfall of the monthly minimum will be reconciled based on three (3) months usage. If in any consecutive three (3) months, the total actual usage is equal to or greater than the three (3) month minimum total, there will be no minimum usage penalty. If however the actual usage for any consecutive three (3) months is less than the minimum commitment, the difference will be assessed as a minimum usage penalty. The following is the monthly minimum usage commitment for Group Long Distance:

  Apr 96      May 96       Jun 96      Jul 96       Aug 96      Sep 96
  ------      ------       ------      ------       ------      ------
    $0         $50K         $100K       $125K        $150K       $175K


  Oct 96      Nov 96       Dec 96      Jan 97       Feb 97       Mar97
  ------      ------       ------      ------       ------       -----
   $200K       $225K        $250K       $250K        $250K       $250K


All Phone One and ICI products and services will contribute to obtainment of the monthly minimum.


                               Initials ____ ____

                                    EXHIBIT 2


                                 PHONE ONE, INC
                         INTERMEDIA COMMUNICATIONS, INC

                            GROUP LONG DISTANCE, INC.
                                     4/10/96


               TYPE          TIME      SWITCHED     DEDICATED
                                        PRICING      PRICING
                                          CPM          CPM
          OUT INTRASTATE      ALL      $  0.105     $  0.065

          OUT INTERSTATE      ALL      $  0.090     $  0.052

          800 INTRASTATE      ALL      $  0.110     $  0.061


          800 INTERSTATE      ALL      $  0.110     $  0.070

         DIR. ASSISTANCE               Per Call     Per Call
              INTRASTATE      ALL      $  0.390     $  0.390
              INTERSTATE      ALL      $  0.450     $  0.450

             TRAVEL CARD                  CPM
              800 ACCESS      ALL      $  0.120
            WICIC ACCESS
              INTRASTATE      ALL      $  0.105
              INTERSTATE      ALL      $  0.090


Validated Account Codes. $5.00 one time set up fee per account and table set up. If GLD converts a block of accounts at one time, this fee will be waived on that block of accounts.

800 service may not exceed 20% of the total monthly billing under this agreement. If 800 service exceeds 20% of the total billing, there will be a 25% surcharge on the revenue exceeding 20%. ie: account bills $500k, 800 svc = $110K exceeds 20% by $1OK penalty = $2,500

No stand alone 800 Service.

                                  Phone One Inc
                                 April 10, 1996

--------------------------------------------------------------------------------------------------------------------
     COUNTRY               CC         RC          BEST       GLD            PH-1             GLD-DIF      BEST-DIF
--------------------------------------------------------------------------------------------------------------------
Afghanistan                 93         5           1.29         1.29        1.0989            14.81%        14.81%
Albania                    355         4           0.85       1.2166        0.5328            56.21%        37.32%
Algeria                    216         3         0.6911       0.9282        0.6305            32.07%         8.77%
American Samoa             884         1          0.718       0.8112        0.7804             6.27%        -5.90%
Andorra (France)            33         5          0.319       0.4134        0.2331            43.61%        26.93%
Angola                     244         3           1.04        1.443        1.0545            26.92%        -1.39%
Anguilla (Barbuda)         809         2          0.457        0.702        0.4689            33.21%        -2.60%
Antarctica (Casey)         672         1           0.86       1.2636        0.5728            54.67%        33.40%
Antarctica (Scott)         672         1           0.86       1.2636        0.5728            54.67%        33.40%
Antigua                    809         2          0.463       0.6708         0.444            33.81%         4.10%
Argentina                   54         5          0.539        0.065        0.5372            17.35%         0.33%
Armenia                    374        11         1.0046       0.9672        0.7659            20.81%        23.76%
Aruba                      297         2          0.432       0.5616        0.4329            22.92%        -0.21%
Ascension Isl.             249         3         0.9096       1.4742        0.9546            35.25%        -4.95%
Australia                   61         6         0.1686         0.35        0.1465            58.14%        13.10%
Austria                     43         4         0.3206       0.6318        0.2775            56.08%        13.55%
Azerbaijan                 994        11         0.9001       0.9672        0.8636            10.71%         4.06%

Azores                     351         6                                    0.4107           #DIV/0!       #DIV/0!
Bahamas                    809         7         0.2446          0.3        0.2664            11.20%        -8.91%
Bahrain                    973         8         0.8146       0.8892        0.7659            13.87%         5.98%
Bangladesh                 880        21           0.93         1.09        0.9879             9.37%        -6.23%
Barbados                   809         2         0.4631        0.824        0.4689            24.86%        -1.24%
Belarus                    375        11         0.7581         0.85        0.7548            11.20%         0.44%
Belgium                     32         4         0.3301         0.48        0.2026            57.80%        38.63%
Belize                     501        13          0.815       0.7588         0.641            15.28%        21.35%
Benin                      229         3          0.653       0.9048        0.6327            30.07%         3.11%
Bermuda                    809         7          0.314       0.5304        0.2888            45.59%         8.09%
Bhutan                     975        21          0.612        2.223        1.0434            53.06%       -70.49%
Bolivia                    591        10          0.588         0.69        0.6429             6.82%        -9.34%
Bosnia/Herzogovina         387        11         0.7671       1.1154        0.5062            54.82%        34.02%
Botswana                   267         3           0.87       0.8112        0.8936           -10.15%        -2.71%
Brazil                      55         5         0.4821         0.58        0.4589            19.16%         2.76%
British Virgin Isl.        809         7         0.4631       1.6318         0.444            29.72%         4.12%
Brunei                     673         3         0.7386        1.248        0.7326            41.30%         0.81%
Bulgeria                   359        11            0.7       0.7644        0.5761            24.64%        17.70%
Burkina Faso               226         3          0.663        0.663        0.7104            -7.15%        -7.15%
Burundi                    257         3          0.605        2.769        0.7659            72.34%       -26.60%
Cambodia                   855        12          0.951       1.7238        0.9657            43.98%        -1.55%
Cameroon                   237         3         0.8431       1.1154         0.888            20.39%        -5.33%
Cape Verde Isl.            238         3           0.85       1.3026        0.5062            61.14%        40.45%
Cayman Islands             809         7          0.455       0.5616        0.4163            25.88%         8.52%
Central Africa             236         3          0.421       2.0436        0.8882            66.32%       -63.47%
Chad Republic              235        33          0.422        2.106        0.9435            55.20%      -123.58%
Chile                       56         5          0.413         0.51        0.4937             3.19%       -19.55%
China                       86        12           0.87         1.07        0.8547            20.12%         1.76%
Christmas & Cocos Is       672         1            0.7       1.2636        0.5728            54.87%        18.18%
Columbia                    57        10            0.5         0.65        0.4773            26.57%         4.54%
--------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT 3(3)

--------------------------------------------------------------------------------------------------------------------
     COUNTRY               CC         RC          BEST       GLD            PH-1             GLD-DIF      BEST-DIF
--------------------------------------------------------------------------------------------------------------------
Comoros                    269         3           0.43        3.3384       0.9546           71.41%      -122.00%
Congo Republic             242         3         0.9096        1.0764       0.8991           16.47%         1.15%
Cook Island                682         1          1.259        3.2058       1.2099           62.26%         3.90%
Costa Rica                 506        13         0.5581          0.57       0.5439            4.58%         2.54%
Croatia                    385        11         0.6436        1.1154       0.4884           56.21%        24.11%
Cuba                        53         2          0.682          0.88       0.7093           19.40%        -4.00%
Cyprus Republic            357         4         0.5333        0.9048       0.4662           48.47%        12.58%
Czechoslavakia              42        19          0.404          0.73       0.3441           52.86%        14.83%
Denmark                     45         4           0.27          0.45       0.1920           57.33%        28.88%
Diego Garcia               246        21          0.938         1.911       0.8825           53.82%         5.92%

Djibouti                   253         3         0.8051        1.5132       0.8214           45.72%        -2.02%
Dominica                   809         2          0.456         0.663       0.4689           29.28%        -2.82%
Dominican Republic         809         2         0.3206          0.47       0.2886           38.60%         9.98%
Ecuador                    593        10           0.61          0.62       0.5550           10.48%         9.02%
Egypt                       20        11         0.7386          0.71       0.7326           -3.18%         0.81%
El Salvador                503        13         0.5581          0.59       0.6105           -3.47%        -9.39%
Equatorial Guinea          240         3          0.528        2.7066       1.0989           59.40%      -108.13%
Eritrea                    291        11           1.36        1.1232       1.0767            4.14%        20.83%
Estonia                    372        11          0.393          0.89       0.3441           61.34%        12.44%
Ethiopia                   251        11          1.085        1.1232       0.9546           15.01%        12.02%
Faeroe Island              298         4         0.5011        0.6474       0.3885           39.99%        22.47%
Falkland Islands           500         3           0.97        2.3946       0.7921           66.92%        18.34%
Fiji Islands               679        14         1.0426        1.2246       1.0601           13.44%        -1.67%
Finland                    358         4          0.265         0.468       0.2054           56.12%        22.51%
France                      33         4         0.2256           0.3       0.1804           39.88%        20.05%
French Antilles            596         7           0.55        0.5226       0.4689           10.28%        14.75%
French Guiana              594         5         0.7006        1.2558       0.6355           49.40%         9.30%
French Polynesia           689         1         0.5486        1.2324       0.5245           57.44%         4.40%
Gabon                      241         3         0.8241         0.858       0.7881            8.15%         4.37%
Gambia                     220         3          0.627        0.9438       0.5994           36.49%         4.40%
Georgia, Republic of       995        11          1.034        0.9672       0.8325           13.93%        19.49%
Germany                     49         4          0.217          0.31       0.1976           36.26%         8.95%
Ghana                      233         3         0.7006         0.975       0.6516           33.17%         7.00%
Gibraltar                  350         4          0.493        0.8112       0.4440           45.27%         9.94%
Greece                      30         4         0.3396           0.6       0.3219           46.35%         5.21%
Greenland                  299         4         0.5771        0.7098       0.5961           16.02%        -3.29%
Grenada                    809         2          0.453        1.0374       0.4107           60.41%         9.34%
Guadaloupe                 590         7          0.413        0.5226       0.4318           17.38%        -4.55%
Guam                       671         1          0.244        0.6708       0.2720           59.46%       -11.45%
Guantanamo               53-99         2          0.737        0.8502       0.6771           20.36%         8.13%
Guatemala                  502        13          0.577          0.55       0.5428            1.31%         5.93%
Guinea                     224         3          0.885        1.7706       0.7881           55.49%        10.95%
Guinea-Bissau              245         3         1.0236         2.145       1.0534           50.89%        -2.91%
Guyana                     592        10          0.762        1.3962       0.8325           40.37%        -9.25%
Haiti                      509         2          0.596         0.546       0.5872           -7.54%         1.48%
Honduras                   504        13         0.5771        0.6006       0.5162           14.06%        10.56%
Hong Kong                  852        12         0.3016          0.41       0.2942           28.26%         2.47%
Hungary                     36         4          0.389          0.57       0.3108           45.47%        20.10%
Iceland                    354        16          0.314        0.7878       0.3630           53.93%       -15.60%
India                       91        21         0.5961          0.78       0.5495           29.56%         7.83%
--------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT 3(3)

--------------------------------------------------------------------------------------------------------------------
     COUNTRY               CC         RC          BEST       GLD            PH-1             GLD-DIF      BEST-DIF
--------------------------------------------------------------------------------------------------------------------

Indonesia                   62        12         0.8774          0.74        0.7759          -4.85%        11.53%
Inmarsat-Atl-East          871                     7.67          7.67        6.6600          13.17%        13.17%
Inmarsat-Atl-West          874                     7.67          7.67        6.1050          20.40%        20.40%
Inmarsat-Indian            873                     7.67          7.67        6.1050          20.40%        20.40%
Inmarsat-Pac               872                     7.67          7.67        6.1050          20.40%        20.40%
Iran                        98        11         1.0141        1.2168        0.8547          29.76%        15.72%
Iraq                       964        11            1.1        1.3338        1.0434          21.77%         5.15%
Ireland                    353         4         0.3586          0.45        0.2692          40.18%        24.94%
Israel                     972        20         0.6056          0.85        0.5661          33.40%         6.52%
Italy                       39         4         0.3301          0.49        0.2942          39.97%        10.89%
Ivory Coast                225         3           1.02        1.4274        0.5661          60.34%        44.50%
Jamaica                    809         2          0.472           0.6        0.4052          32.48%        14.16%
Japan                       81         6         0.2731          0.36        0.2442          32.17%        10.58%
Jordan                     962        20         0.7481        0.8502        0.7215          15.14%         3.56%
Kazakhstan                   7        11         1.0200          0.85        0.7493          11.85%        26.54%
Kenya                      254        17          0.868         1.014        0.8769          13.52%        -1.03%
Kiribati                   686         1           0.93        1.4118        0.8436          40.25%         9.29%
Korea (North               850         6         0.5296        0.7488        0.5772          22.92%        -8.99%
Korea (South)               82         6           0.69          0.69        0.5310          23.04%        23.04%
Kuwait                     965        17          0.733        0.8892        0.6349          28.60%        13.38%
Kyrgyzstan                   7        11          0.647        0.9672        0.7315          24.37%       -13.06%
Laos                       856        12           1.03         2.418        1.0989          54.55%        -6.69%
Latvia                     371        11          0.598          0.89        0.4329          51.36%        27.61%
Lebanon                    961         8           0.84           0.8        0.7175          10.31%        14.58%
Lesotho                    266        17         0.8811        1.3104        0.9546          27.15%        -8.34%
Liberia                    231         3         0.6911        0.5226        0.5439          -4.08%        21.30%
Libya                      218         3         0.6911        1.5288        0.6882          54.95%         0.42%
Liechtenstein               41         4         0.2636        0.4368        0.2609          40.28%         1.04%
Lithuania                  370        11         0.6816        1.0452        0.6216          40.53%         8.80%
Luxembourg                 352         4         0.3111          0.47        0.2498          46.86%        19.72%
Macao                      853        12          0.665         1.287        0.7326          43.08%       -10.17%
Macedonia                  389        11           0.93          0.93        0.4884          47.48%        47.48%
Madagascar                 261         3           1.11        2.5818        1.0989          57.44%         1.00%
Madera                  351-91         6                                     0.4218         #DIV/0!       #DIV/0!
Malawi                     265         3         0.6056        0.9204        0.6105          33.67%        -0.81%
Malaysia                    60        12           0.56          0.56        0.4564          18.49%        18.49%
Maldives                   960         9           1.32        1.7472        0.8769          49.81%        33.57%
Mali Republic              223         3         1.1376         1.833        1.0545          42.47%         7.30%
Malta                      356         4         0.7196        1.0452        0.5173          50.51%        28.12%
Mariana Isl (Saipan)       670         1                                     0.6549         #DIV/0!       #DIV/0!
Marshall Island            692         1           1.36        1.5912        1.0989          30.94%        19.20%
Mauritania                 222         3           0.89        1.2558        0.8916          29.01%        -0.17%
Mauritius                  230         3           0.89        1.5912        0.8916          43.97%        -0.17%
Mayotte Isl                269         3           0.43        3.3384        0.9990          70.08%      -132.33%
Mexico Zone #7              52        15           0.76          0.67        0.4689          30.02%        38.31%
Micronesia                 691         1           1.15          1.15        0.9413          18.15%        18.15%
Moldavia                   373        11           0.87        1.0452        0.7548          27.78%        13.24%
Monaco 339                  33         4         0.2256        0.4134        0.2054          50.33%         8.98%
Mongolia                   976        12           0.79        2.3868        0.4163          82.56%        47.31%
Montserrat                 809         2          0.458        0.7254        0.4074          43.84%        11.05%
--------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT 3(3)

--------------------------------------------------------------------------------------------------------------------
     COUNTRY               CC         RC          BEST       GLD            PH-1             GLD-DIF      BEST-DIF
--------------------------------------------------------------------------------------------------------------------
Morocco                    212          3         0.6056       1.3104       0.5328            59.34%       12.02%
Mozambique                 258          3         0.7196       1.6536       0.6660            59.72%        7.45%
Mustique                   809          2                                   0.4385           #DIV/0!      #DIV/0!
Myanmar (Burma)             95         21           1.23         1.23       1.0989            10.66%       10.66%
Nakhodka                                                                    0.9324           #DIV/0!      #DIV/0!
Namibia                    264          3         0.8716        1.209       0.7604            37.11%       12.76%
Nauru                      674          1            1.1       1.3026       1.1322            13.08%       -2.93%
Nepal                      977         21           1.05       1.1388       1.0989             3.50%       -4.66%
Netherlands                 31          4         0.2351         0.32       0.2026            36.70%       13.83%
Netherlands Antilles       599          7         0.3681         0.39       0.3330            14.62%        9.54%
Nevis                      809          2          0.458        0.819       0.4107            49.85%       10.33%
New Caledonia              687          1          1.131       1.3104       1.0545            19.53%        6.76%
New Zealand                 64          1          0.333       1.0452       0.2470            76.37%       25.83%
Nicaragua                  505         13           0.61         0.64       0.4564            28.68%       25.18%
Niger Republic             227          3          0.901       1.3884       0.9202            33.72%       -2.13%
Nigeria                    234         17           0.68       0.8814       0.6793            22.93%        0.10%
Nieu Island                683          1            1.7       2.7222       1.3764            49.44%       19.04%
Norfolk Island             672          1           0.67       1.2636       0.2700            78.64%       59.71%
Norway                      47          4           0.28          0.3       0.2109            29.70%       24.68%
Oman                       968          8          1.014       0.9672       0.9879            -2.14%        2.57%
Pakistan                    92         21            0.9         1.01       0.9535             5.60%       -5.94%
Palau Republic             680          1          1.466       1.5288       1.2432            18.68%       15.20%
Palm Island                809          2                                   0.6660           #DIV/0!      #DIV/0!
Panama                     507         13          0.513       0.5772       0.5650             2.12%      -10.13%
Papau New Guinea           675          1          0.675       1.1154       0.6427            42.38%        4.79%
Paraguay                   595          5          0.679         0.79       0.6383            19.21%        6.00%
Peru                        51         10          0.595         0.62       0.5717             7.80%        3.92%
Phillipines                 63         12         0.5771         0.65       0.5495            15.47%        4.79%
Poland                      48         19            0.4         0.54       0.3885            28.06%        2.88%
Portugal                   351          6         0.3206         0.61       0.3108            49.05%        3.06%
Qatar                      974         17         0.9286       1.0998       0.8547            22.29%        7.96%
Reunion Island             262          3         0.9951       1.8564       0.9990            46.19%       -0.39%
Romania                     40         11          0.537         0.77       0.5495            28.64%       -2.32%
Russia                       7         11         0.6151         0.85       0.5661            33.40%        7.97%
Rwanda                     250          3          1.145       1.7082       0.9646            43.53%       15.76%
Saipan                     670          1         0.7576       0.6552       0.5639            13.94%       25.57%
Sakhalin                     7         11                                   2.2465           #DIV/0!      #DIV/0!
San Marino                  39          4          0.484       0.5616       0.4329            22.92%       10.56%
Sao Tome                   239          3            1.2       1.9266       1.1755            38.99%        2.04%
Saudi Arabia               966         17          0.704         0.76       0.7075             6.91%       -0.50%
Senegal                    221          3         1.0966       1.0998       1.0101             8.16%        7.89%
Serbia                                 11                                   0.6105           #DIV/0!      #DIV/0!
Seychelles Islands         248          3         1.3466        1.677       0.9990            40.43%       25.81%
Sierra Leone               232          3           0.88       1.0608       0.9324            12.10%       -5.95%

Singapore                   65          1           0.24         0.39       0.2109            45.92%       12.13%
Slovakia 427                42         19          0.404         0.73       0.4607            36.90%      -14.02%
Slovenia                   386         11           0.77         0.77       0.5162            32.97%       32.97%
Solomon Islands            677          1           0.91         1.56       0.9213            40.94%       -1.24%
Somalia                    252         11           1.15         1.15       1.0989             4.44%        4.44%
South Africa                27          3          0.495        0.663       0.4773            28.01%        3.58%
--------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT 3(3)

--------------------------------------------------------------------------------------------------------------------
     COUNTRY               CC         RC          BEST       GLD            PH-1             GLD-DIF      BEST-DIF
--------------------------------------------------------------------------------------------------------------------
Spain                       34          4        0.3111          0.59        0.2875          51.27%         7.59%
Sri Lanka                   94         21        0.8241        1.2324        0.8436          31.55%        -2.37%
St. Christopher            809          2                                    0.5328         #DIV/0!       #DIV/0!
St. Helena                 290          3          0.59        2.1606        0.4689          78.30%        20.53%
St. Kitts                  809          2        0.4624        0.7254        0.4096          43.54%        11.34%
St. Lucia                  809          2         0.453        0.7488        0.4329          42.19%         4.44%
St. Peirre                 508          2        0.2731         0.663        0.3275          50.61%       -19.90%
St. Vincent                809          2         0.453        0.7488        0.4096          45.30%         9.58%
Sudan                      249         11           0.6           0.6        0.3104          48.27%        48.27%
Suriname                   597          5        0.8526        1.1622        0.8045          30.78%         5.64%
Swaziland                  268          3        0.5296         1.482        0.5772          61.05%        -8.99%
Sweden                      46          4        0.1615          0.28        0.1271          54.61%        21.30%
Switzerland                 41          4        0.2636          0.32        0.2103          34.27%        20.20%
Syria                      963         11         1.035        1.3884        1.0989          20.85%        -6.17%
Taiwan                     886          1        0.3871          0.46        0.3941          14.34%        -1.80%
Tajikistan                   7         11         0.647        0.9672        0.6527          32.52%        -0.88%
Tanzania                   255         11        0.8241        1.0296        0.8258          19.79%        -0.21%
Thailand                    66         12         0.822          0.67        0.7437         -11.00%         9.53%
Togo                       228          3         0.844         1.248        0.8769          29.74%        -3.90%
Tonga                      676         14           0.8        1.2324        0.8325          32.45%        -4.06%
Trinidad/Tobago            809          2         0.472         0.585        0.4689          19.85%         0.66%
Tunisia                    216          3         0.691          0.75        0.6572          12.37%         4.89%
Turkey                      90          4        0.5201          0.67        0.4684          30.09%         9.94%
Turkmenistam                 7         11         O.647        0.9672        0.7326          24.26%       -13.23%
Turks/Caicos               809          7         0.458        0.7254        0.4440          38.79%         3.06%
Tuvalu                     688          1          0.91          3.12        1.0545          66.20%       -15.88%
Uganda                     256         11        0.8336        0.8112        0.8325          -2.63%         0.13%
Ukraine                    380         11        0.7101          0.85        0.7104          16.42%        -0.04%
Union Island               809          2                                    0.4440         #DIV/0!       #DIV/0!
United Kingdom              44          4        0.1306          0.24        0.1066          55.60%        18.41%
Uruguay                    598         10          0.65          0.77        0.6993           9.18%        -7.58%
Uzbekistan                   7         11         0.647        0.9672        0.8667          10.39%       -33.95%
U. A. Emirates             971          8         0.679          0.66        0.6094           7.67%        10.25%
Vanuatu                    678          6          1.15        3.2292        0.8325          74.22%        27.61%
Vatican City 396            39          4        0.3301        0.5616        0.3219          42.68%         2.48%

Venezuela                   58          5        0.3681         0.468        0.3219          31.22%        12.55%
Vietnam                     84         12        1.0521             1        1.0545          -5.45%        -0.23%
Wallis & Fortuna           681          1          0.41        2.6988        0.3885          85.60%         5.24%
Western Somoa              685          1        0.8716        0.8424        0.8456          -0.38%         2.98%
Yemen Arab Republic        967          8        0.7861         0.897        0.8369           6.70%        -6.47%
Yugoslavia                 381         11        0.6721        1.1154        0.5761          48.35%        14.29%
Zaire                      243          3          0.71        1.3416        0.6882          48.70%         3.07%
Zambia                     260          3         0.613        0.9984        0.8325          16.62%       -35.81%
Zimbawe                    263          3        0.5771        0.9048        0.5550          38.66%         3.83%
--------------------------------------------------------------------------------------------------------------------